Supplemental Financial Information Second Quarter 2018 Unaudited www.ironmountain.com

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2018 guidance and expected internal rates of return associated with building acquisitions, and statements about our investment and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and maintenance capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. www.ironmountain.com Selected metric definitions are available in the Appendix 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Guidance 5 - 6 Section III - Operating Metrics 7 - 11 Section IV - Balance Sheets, Statements of Operations and Reconciliations 12 - 19 Section V - Storage Net Operating Income and EBITDA, and Service Business EBITDA 20 - 22 Section VI - Real Estate Metrics 23 - 28 Section VII - Data Center Customer and Portfolio Metrics 29 Section VIII - Debt Schedule and Capitalization 30 - 31 Section IX - Capital Expenditures and Investments 32 - 35 Section X - Components of Value 36 Section XI - Appendix and Definitions 37 - 48 All figures except per share, Megawatts (MW) and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Investor Relations Contacts: Melissa Marsden, 617-535-8595 Anjaneya Singh, 617-535-8577 Senior Vice President, Investor Relations Director, Investor Relations melissa.marsden@ironmountain.com anjaneya.singh@ironmountain.com www.ironmountain.com Selected metric definitions are available in the Appendix 3

Company Profile Iron Mountain is a global leader in enterprise storage with a high-return, Countries Served real estate-based business model, yielding annualized revenue of approximately $4.2 billion. The company provides storage and I information management services to a high-quality, diversified customer Section base across numerous industries and government organizations. As of 6/30/18, Iron Mountain served more than 225,000 customers, including II approximately 95% of the Fortune 1000, and no single customer Section accounted for more than 1% of revenues, or 2% of Records Management volume. Iron Mountain provides storage and information management services in 54 countries on six continents, storing III approximately 680 million cubic feet of records in a portfolio of more Section than 1,400 facilities totaling more than 85 million square feet of space. The company employs more than 24,000 people. IV Section Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by consistent storage V Section rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental Diversification of Total Revenues financial characteristic provides stability through economic cycles. (As of 6/30/2018) VI Section Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there Region Mix Product VII remains a large un-vended opportunity that can support sustained Section storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are in early 19% 12% stages of outsourcing their storage of physical documents. 38% 10% VIII 7% Section 5% Strong Track Record of Storage Rental Revenue Growth 7% $2,378M 67% 62% 63% 10% IX 28-year Compound Section Annual Growth Rate North America Storage Records Mgmt 16.3% (1) Europe Service Data Protection X Latin America Shredding Section Asia Data Center Other (2) (1) Includes South Africa and United Arab Emirates. XI (2) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Section Escrow Services, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage ’89 ’90 ’91 ’92 ’93 ’94 ’95 ’96 ’97 ’98 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 and other ancillary services. www.ironmountain.com Selected metric definitions are available in the Appendix 4

Financial Highlights Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Storage Rental $590,239 $655,439 11.0% $1,162,518 $1,306,588 12.4% I Service 359,567 405,384 12.7% 726,164 796,693 9.7% Section Total Revenues $949,806 $1,060,823 11.7% $1,888,682 $2,103,281 11.4% Gross Profit $535,522 $609,359 13.8% $1,047,691 $1,203,096 14.8% II Gross Margin 56.4% 57.4% 100 bps 55.5% 57.2% 170 bps Section Gross Profit $535,522 $609,359 13.8% $1,047,691 $1,203,096 14.8% III Less: Significant Acquisition Costs included in Cost of Sales 5,073 1,827 (64.0%) 12,960 2,123 (83.6%) Section Adjusted Gross Profit $540,595 $611,186 13.1% $1,060,651 $1,205,219 13.6% Adjusted Gross Profit Margin 56.9% 57.6% 70 bps 56.2% 57.3% 110 bps IV Section Adjusted Storage and Service Profit and Margin Adjusted Storage Gross Profit $447,313 $488,834 9.3% $871,719 $971,886 11.5% Adjusted Storage Gross Margin 75.8% 74.6% -120 bps 75.0% 74.4% -60 bps V Adjusted Service Gross Profit $93,282 $122,352 31.2% $188,932 $233,333 23.5% Section Adjusted Service Gross Margin 25.9% 30.2% 430 bps 26.0% 29.3% 330 bps (1) Storage Net Operating Income (NOI) $492,121 $533,884 8.5% $961,268 $1,059,645 10.2% VI Section SG&A Costs $237,445 $250,326 5.4% $477,611 $520,056 8.9% Less: Significant Acquisition Costs Included in SG&A $14,904 $8,594 (42.3%) $27,588 $27,306 (1.0%) Adjusted SG&A Costs $222,541 $241,732 8.6% $450,023 $492,750 9.5% VII Section Adjusted SG&A as a % of Revenue 23.4% 22.8% -60 bps 23.8% 23.4% -40 bps VIII Income (Loss) from Continuing Operations $83,148 $93,903 12.9% $141,992 $139,517 (1.7%) Section Adjusted EBITDA $318,054 $369,454 16.2% $610,628 $712,469 16.7% Adjusted EBITDA Margin 33.5% 34.8% 130 bps 32.3% 33.9% 160 bps IX Section Reported EPS - Fully Diluted from Continuing Operations $0.30 $0.33 8.4% $0.53 $0.49 (7.5%) Adjusted EPS $0.30 $0.30 0.0% $0.54 $0.54 0.0% X Net Income (Loss) $81,122 $93,543 15.3% $139,629 $138,695 (0.7%) Section AFFO $217,082 $229,772 5.8% $388,019 $451,274 16.3% Ordinary Dividends per Share $0.5500 $0.5875 6.8% $1.1000 $1.1750 6.8% XI Weighted Average Fully-diluted Shares Outstanding 264,930 286,569 8.2% 264,870 286,282 8.1% Section (1) Please see slide 21 for Storage Net Operating Income reconciliation. www.ironmountain.com Selected metric definitions are available in the Appendix 5

2018 Guidance Summary(1) Financial Performance Outlook $MM (except per share items) I C$ 2018 Section C$ Change YOY Guidance(2) II Revenue $4,160 - $4,260 7% - 9% Section Adjusted EBITDA $1,435 - $1,485 12% - 16% Adjusted EPS $1.00 - $1.20 (15%) - 2% III (2) AFFO $805 - $865 5% - 13% Section IV Section V Section Note: VI 2018 Guidance assumes: Section • Expected internal storage rental revenue growth of 3% - 3.5% and total internal revenue growth of 2% - 3% • Revenue recognition standards: expect to benefit Revenue by $7mm and Adjusted EBITDA by approximately $20 to $25mm. No benefit is expected for Adjusted EPS or AFFO. VII • Depreciation and amortization expenses are expected to be $640mm to $660mm; Interest expense is expected to be $415mm to $425mm and cash Section taxes to be $65mm to $75mm • Expect structural tax rate in the range of 18% - 20% • Assumes full-year weighted average shares outstanding of 287mm • Real Estate and Non-Real Estate Maintenance CapEx and Non-Real Estate Investments expected to be $155mm to $165mm VIII • Real Estate Investment, Net of Sales, and Innovation of ~$75mm Section • Base business acquisitions (~$140mm) plus acquisitions of customer relationships and inducements (~$60mm), excluding data center acquisitions • Data Center growth investment expected to be ~$200mm, excluding future acquisitions • Closed acquisitions of EvoSwitch data center on May 25, 2018, Credit Suisse data centers on March 8, 2018, and IO data centers on January 10, 2018 IX Section X Section XI (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such Section reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. (2) AFFO 2018 Guidance excludes capital expenditures associated with the integration of Recall. www.ironmountain.com Selected metric definitions are available in the Appendix 6

Year-over-Year Revenue Growth Q2 2018 YTD 2018 Storage Rental Service Total Storage Rental Service Total I Revenue Growth Rates Revenue Revenue Revenue Revenue Revenue Revenue Section Reported 11.0% 12.7% 11.7% 12.4% 9.7% 11.4% (1) Less: Impact of FX Rate Changes and Adjustments 0.3% 3.0% 1.4% 1.3% 3.8% 2.3% II Section Adjusted Constant Currency 10.7% 9.7% 10.3% 11.1% 5.9% 9.1% Less: Impact of Acquisitions and Dispositions 8.8% 2.1% 6.2% 8.3% 1.7% 5.8% III Internal Revenue Growth Rate 1.9% 7.6% 4.1% 2.8% 4.2% 3.3% Section IV Section Q2 2018 Revenue Q2 2018 Gross Profit Storage Rental Storage Rental V Section Service Service 20.0% 38.2% VI Section 61.8% VII 80.0% Section VIII Section Section IX Section X Section XI Section (1) Includes adjustments for adoption of Revenue Recognition standards. www.ironmountain.com Selected metric definitions are available in the Appendix 7

Records Management Volume Growth Total Iron Mountain (687 CuFt MM) Internal Growth % Percentage of Total Cubic Volume at 6/30/18 1.8% 1.7% 1.9% 1.4% 1.3% 1.1% 0.6% 0.2% North America Other International I 29.2% Western Europe Section 26.3% 25.0% II 27.4% 24.6% 13.8% 23.1% Section 2.4% 1.4% 1.7% 1.5% 3.0% 1.0% 1.1% 2.7% 2.8% 0.1% 0.6% 1.3% 2.4% 0.5% III 2.3% 2.2% 1.9% 1.8% 25.9% Section 6.2% 6.3% 6.4% 60.2% 5.2% 5.0% 4.9% 4.7% 4.7% IV Section -4.9% -5.0% -5.0% -4.1% -4.0% -3.9% -4.0% -4.3% -2.1% -2.1% -2.1% -2.0% -1.9% -2.2% -2.3% -2.4% V Q3-16 Q4-16 Q1-17 Q2-17(1) Q3-17 Q4-17 Q1-18 Q2-18 Section North America (413 CuFt MM) VI 11.8% Section 10.6% 11.0% 11.4% 10.7% 13.8% VII 10.5% 0.3% 0.1% Section 1.9% 0.0% 1.6% 1.9% 0.3% 0.3% 0.3% -0.8% -1.2% 1.6% 1.6% 0.1% 0.1% 1.6% 1.3% 1.2% 5.2% 5.0% 5.0% VIII 4.2% 4.0% 3.9% 3.7% 3.7% 25.9% Section 60.2% -5.1% -5.1% -5.0% -4.4% -4.3% -4.3% -4.4% -4.7% IX Section -1.5% -1.5% -1.5% -1.4% -1.5% -1.5% -1.6% -1.4% 0.0% -0.8% -1.2% X (1) Section Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Business Acquisitions / Dispositions(2) New Sales (3) New Volume from Existing Customers Destructions Outperm/Terms XI (1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments of IRM’s legacy Australian business. Section (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of divestments required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. www.ironmountain.com Selected metric definitions are available in the Appendix 8

Records Management Volume Growth Percentage of Total Cubic Volume Western Europe (95 CuFt MM) at 6/30/18 49.2% I 49.3% 48.4% Section 11.7% 45.5% 45.7% II 46.1% 13.8% 9.2% 3.6% Section 5.7% 2.0% 1.7% 4.9% 1.1% 0.5% 4.4% 4.3% III 4.0% 3.9% 3.5% 3.1% Section 6.3% 6.9% 25.9% 5.8% 5.1% 4.7% 4.6% 4.4% 4.3% 60.2% IV -4.3% -4.4% -4.0% -3.9% -4.2% Section -5.8% -6.2% -4.8% -2.7% -2.1% -2.3% -2.7% -2.8% -2.6% -2.7% -2.6% (1) V Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Section Other International (178 CuFt MM) 86.9% VI Section 75.1% 13.8% VII Section 80.4% 67.5% 61.7% VIII 54.6% 25.9% Section 9.0% 60.2% 5.9% 6.0% 5.8% 5.2% 5.4% 3.0% 4.3% 5.2% 1.8% 1.8% 3.3% 3.0% 2.6% 2.4% 2.4% IX 10.5% 11.4% 11.2% 7.6% 7.8% 7.6% 7.3% 7.4% Section -1.4% -0.2% -4.6% -4.4% -4.2% -2.8% -2.7% -2.8% -2.9% -3.1% -3.2% -3.0% -3.6% -3.5% -2.9% -4.5% -5.3% -5.3% X Q3-16 Q4-16 Q1-17 Q2-17 (1) Q3-17 Q4-17 Q1-18 Q2-18 Section Business Acquisitions/ Dispositions(2) New Sales (3) New Volume from Existing Customers Destructions Outperm/Terms XI (1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments of IRM’s legacy Australian business. Section (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of divestments required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. www.ironmountain.com Selected metric definitions are available in the Appendix 9

Quarterly Operating Performance(1) Q2 Results % Growth Impact of FX Rate Impact of I Constant Internal Q2 2017 Q2 2018 Reported Changes and = Acquisitions and = Section - Currency - Growth By Reporting Segment Adjustments (1) Dispositions NA Records and Information Management Business II Storage Rental $305,168 $305,895 0.2% (1.3)% 1.5% 0.1% 1.4% Section Service 204,429 233,185 14.1% 3.8% 10.3% 0.2% 10.1% Total Revenues $509,597 $539,080 5.8% 0.8% 5.0% 0.1% 4.9% Adjusted EBITDA & Margin 220,768 43.3% 244,861 45.4% III NA Data Management Business Section Storage Rental $68,735 $68,808 0.1% (0.6)% 0.7% 0.0% 0.7% Service 30,942 31,223 0.9% 2.3% (1.4)% 0.0% (1.4)% Total Revenues $99,677 $100,031 0.4% 0.4% 0.0% 0.0% 0.0% IV Section Adjusted EBITDA & Margin 55,448 55.6% 55,280 55.3% Western European Business Storage Rental $74,535 $82,439 10.6% 8.8% 1.8% 0.0% 1.8% V Service 47,331 53,776 13.6% 8.6% 5.0% 0.0% 5.0% Section Total Revenues $121,866 $136,215 11.8% 8.8% 3.0% 0.0% 3.0% Adjusted EBITDA & Margin 36,528 30.0% 46,413 34.1% Other International Business VI Storage Rental $121,317 $129,611 6.8% (1.0)% 7.8% 1.9% 5.9% Section Service 71,088 75,141 5.7% (2.3)% 8.0% 2.0% 6.0% Total Revenues $192,405 $204,752 6.4% (1.5)% 7.9% 2.0% 5.9% Adjusted EBITDA & Margin 56,166 29.2% 60,633 29.6% VII Global Data Center Business Section Storage Rental $9,931 $51,945 423.1% (0.6)% 423.7% 447.1% (23.4)% Service 429 2,950 587.6% (0.3)% 587.9% 552.8% 35.1% Total Revenues $10,360 $54,895 429.9% (0.6)% 430.5% 451.5% (21.0)% VIII Adjusted EBITDA & Margin 5,991 57.8% 24,901 45.4% Section Corporate and Other Business Storage Rental $10,554 $16,741 58.6% (0.8)% 59.4% 55.2% 4.2% Service 5,347 9,109 70.4% (0.1)% 70.5% 59.6% 10.9% IX Total Revenues $15,901 $25,850 62.6% (0.6)% 63.2% 56.7% 6.5% Section Adjusted EBITDA (56,847) (62,634) Total Storage Rental $590,240 $655,439 11.0% 0.3% 10.7% 8.8% 1.9% X Service 359,566 405,384 12.7% 3.0% 9.7% 2.1% 7.6% Section Total Revenues $949,806 $1,060,823 11.7% 1.4% 10.3% 6.2% 4.1% Adjusted EBITDA & Margin 318,054 33.5% 369,454 34.8% XI Section (1) Includes adjustments for adoption of Revenue Recognition standards. www.ironmountain.com Selected metric definitions are available in the Appendix 10

Year-to-Date Operating Performance(1) Year-to-Date Results % Growth Impact of FX Rate Impact of I Constant Internal YTD 2017 YTD 2018 Reported Changes and = Acquisitions and = Section - Currency - Growth By Reporting Segment Adjustments Dispositions NA Records and Information Management Business II Storage Rental $603,351 $610,714 1.2% (1.3)% 2.5% 0.1% 2.4% Section Service 413,843 455,209 10.0% 3.8% 6.2% 0.2% 6.0% Total Revenues $1,017,194 $1,065,923 4.8% 0.8% 4.0% 0.1% 3.9% Adjusted EBITDA & Margin 430,298 42.3% 470,599 44.1% III Section NA Data Management Business Storage Rental $137,559 $138,054 0.4% (0.5)% 0.9% 0.0% 0.9% Service 62,952 61,941 (1.6)% 2.2% (3.8)% 0.0% (3.8)% IV Total Revenues $200,511 $199,995 (0.3)% 0.3% (0.6)% 0.0% (0.6)% Section Adjusted EBITDA & Margin 110,718 55.2% 109,132 54.6% Western European Business Storage Rental $146,102 $166,391 13.9% 12.0% 1.9% 0.0% 1.9% V Service 95,836 106,696 11.3% 9.3% 2.0% 0.0% 2.0% Section Total Revenues $241,938 $273,087 12.9% 11.0% 1.9% 0.0% 1.9% Adjusted EBITDA & Margin 70,670 29.2% 90,495 33.1% Other International Business VI Storage Rental $238,932 $261,358 9.4% 1.8% 7.6% 1.8% 5.8% Section Service 142,714 151,364 6.1% 0.8% 5.3% 1.4% 3.9% Total Revenues $381,646 $412,722 8.1% 1.3% 6.8% 1.7% 5.1% Adjusted EBITDA & Margin 111,513 29.2% 121,264 29.4% VII Global Data Center Business Section Storage Rental $15,789 $97,440 517.1% (0.3)% 517.4% 521.5% (4.1)% Service 794 4,058 411.1% 0.3% 410.8% 373.2% 37.6% Total Revenues $16,583 $101,498 512.1% (0.2)% 512.3% 514.4% (2.1)% VIII Adjusted EBITDA & Margin 7,497 45.2% 45,691 45.0% Section Corporate and Other Business Storage Rental $20,786 $32,631 57.0% 0.2% 56.8% 52.5% 4.3% Service 10,024 17,425 73.8% 4.4% 69.4% 63.9% 5.5% IX Total Revenues $30,810 $50,056 62.5% 1.5% 61.0% 56.3% 4.7% Section Adjusted EBITDA (120,068) (124,712) Total Storage Rental $1,162,519 $1,306,588 12.4% 1.3% 11.1% 8.3% 2.8% X Service 726,163 796,693 9.7% 3.8% 5.9% 1.7% 4.2% Section Total Revenues $1,888,682 $2,103,281 11.4% 2.3% 9.1% 5.8% 3.3% Adjusted EBITDA & Margin 610,628 32.3% 712,469 33.9% XI Section (1) Includes adjustments for adoption of Revenue Recognition standards. www.ironmountain.com Selected metric definitions are available in the Appendix 11

Consolidated Balance Sheets ASSETS 12/31/2017 6/30/2018 Current Assets: I Cash and Cash Equivalents $925,699 $188,192 Section Accounts Receivable, Net 835,742 867,041 Other Current Assets 188,874 189,101 Total Current Assets 1,950,315 1,244,334 II Section Property, Plant and Equipment: Property, Plant and Equipment 6,251,100 7,383,554 Less: Accumulated Depreciation (2,833,421) (2,977,067) III Property, Plant and Equipment, Net 3,417,679 4,406,487 Section Other Assets, Net: Goodw ill 4,070,267 4,466,634 Other Non-current Assets, Net: 1,534,141 1,695,079 IV Section Total Other Assets, Net 5,604,408 6,161,713 Total Assets $10,972,402 $11,812,534 V LIABILITIES AND EQUITY Section Current Liabilities: Current Portion of Long-term Debt $146,300 $123,818 VI Other Current Liabilities 1,183,873 1,149,285 Section Total Current Liabilities 1,330,173 1,273,103 Long-term Debt, Net of Current Portion 6,896,971 7,961,761 (1) Other Long-term Liabilities 446,416 520,223 VII Total Long-term Liabilities 7,343,387 8,481,984 Section Total Liabilities $8,673,560 $9,755,087 Equity VIII Total Stockholders' Equity $2,297,438 $2,055,940 Section Noncontrolling Interests 1,404 1,507 Total Equity 2,298,842 2,057,447 IX Total Liabilities and Equity $10,972,402 $11,812,534 Section X Section XI Section (1) Includes redeemable noncontrolling interests of $91mm and $95mm as of December 31, 2017 and June 30, 2018, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 12

Consolidated Statements of Operations Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Revenues: Storage Rental $590,239 $655,439 11.0% $1,162,518 $1,306,588 12.4% I Service 359,567 405,384 12.7% 726,164 796,693 9.7% Section Total Revenues $949,806 $1,060,823 11.7% $1,888,682 $2,103,281 11.4% Operating Expenses: II (1) Cost of Sales (excluding Depreciation and Amortization) 414,284 451,464 9.0% 840,991 900,185 7.0% Section Selling, General and Administrative(2) 237,445 250,326 5.4% 477,611 520,056 8.9% Depreciation and Amortization 128,099 156,220 22.0% 252,806 316,798 25.3% (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (216) (546) n/a (675) (1,676) n/a III Total Operating Expenses 779,612 857,464 10.0% 1,570,733 1,735,363 10.5% Section Operating Income (Loss) 170,194 203,359 19.5% 317,949 367,918 15.7% Interest Expense, Net 89,966 102,107 13.5% 176,021 199,733 13.5% Foreign Currency Transaction (Gain) / Loss 20,199 (18,625) n/a 16,035 3,161 (80.3)% IV Section Other (Income) Expense, Net (39,565) (431) (98.9%) (41,765) (2,066) (95.1%) Income (Loss) before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate 99,594 120,308 20.8% 167,658 167,090 (0.3)% Provision (Benefit) for Income Taxes 18,009 26,405 46.6% 27,229 27,573 1.3% (Gain) on Sale of Real Estate, Net of Tax (1,563) - n/a (1,563) - n/a V Income (Loss) from Continuing Operations 83,148 93,903 12.9% 141,992 139,517 (1.7)% Section (Loss) Income from Discontinued Operations, Net of Tax (2,026) (360) (82.2%) (2,363) (822) (65.2%) Net Income (Loss) 81,122 93,543 15.3% 139,629 138,695 (0.7)% Less: Net Income (Loss) Attributable to Noncontrolling Interests 2,492 142 (94.3)% 2,874 610 (78.8)% VI Net Income (Loss) Attributable to Iron Mountain Incorporated $78,630 $93,401 18.8% $136,755 $138,085 1.0% Section Earnings (Losses) per Share - Basic: Income (Loss) from Continuing Operations $0.31 $0.33 6.5% $0.53 $0.49 (7.5)% VII Total (Loss) Income from Discontinued Operations ($0.01) - n/a ($0.01) - n/a Section Net Income (Loss) Attributable to Iron Mountain Incorporated $0.30 $0.33 10.0% $0.52 $0.48 (7.7)% Earnings (Losses) per Share - Diluted: VIII Income (Loss) from Continuing Operations $0.30 $0.33 10.0% $0.53 $0.49 (7.5)% Section Total Income (Loss) from Discontinued Operations ($0.01) - n/a ($0.01) - n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $0.30 $0.33 10.0% $0.52 $0.48 (7.7)% IX Weighted Average Common Shares Outstanding - Basic 264,217 285,984 8.2% 264,036 285,622 8.2% Section Weighted Average Common Shares Outstanding - Diluted 264,930 286,569 8.2% 264,870 286,282 8.1% X Section XI Section (1) Includes $5.1mm and $1.8mm of Significant Acquisition Costs in Q2 2017 and Q2 2018, respectively, and $13.0mm and $2.1mm of Significant Acquisition Costs in YTD 2017 and YTD 2018, respectively. (2) Includes $14.9mm and $8.6mm of Significant Acquisition Costs in Q2 2017 and Q2 2018, respectively, and $27.6mm and $27.3mm of Significant Acquisition Costs in YTD 2017 and YTD 2018, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 13

Reconciliation of Income from Continuing Operations to Adjusted EBITDA Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change I Income from Continuing Operations $83,148 $93,903 12.9% $141,992 $139,517 (1.7)% Section Add / (Deduct): Interest Expense, Net 89,966 102,107 13.5% 176,021 199,733 13.5% Provision (Benefit) for Income Taxes 18,009 26,405 46.6% 27,229 27,573 1.3% II (Gain) on Sale of Real Estate, Net of Tax (1,563) - n/a (1,563) - n/a Section Foreign Currency Transaction Losses (Gains)(1) 20,199 (18,625) n/a 16,035 3,161 (80.3)% Other (Income) Expense, Net(2) (39,565) (431) (98.9)% (41,765) (2,066) (95.1%) RecallSignificant Costs Acquisition Costs 19,977 10,421 (47.8)% 40,548 29,429 (27.4)% III Section (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (216) (546) n/a (675) (1,676) n/a Depreciation and Amortization 128,099 156,220 22.0% 252,806 316,798 25.3% Adjusted EBITDA $318,054 $369,454 16.2% $610,628 $712,469 16.7% IV Section V Section VI Section VII Section VIII Section Section IX Section X Section XI Section (1) Includes realized and unrealized FX (gains) losses. (2) Other (Income) Expense, Net for the three and six months ended June 30, 2017 includes a gain of approximately $38.9mm associated with the sale of our business in Russia and Ukraine. www.ironmountain.com Selected metric definitions are available in the Appendix 14

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change I Reported EPS - Fully Diluted from Continuing Operations $ 0.30 $ 0.33 10.0% $ 0.53 $ 0.49 (7.5)% Section Add (Deduct): Gain on Sale of Real Estate, Net of Tax (0.01) - (0.01) - Income (Loss) Attributable to Noncontrolling Interests 0.01 - 0.01 - II Foreign Currency Transaction Losses (Gains) 0.08 (0.06) 0.06 0.01 Section Other (Income) Expense, Net (0.15) (0.01) (0.16) (0.01) (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net - - - (0.01) Significant Acquisition Costs 0.08 0.04 0.15 0.10 III Section Tax Impact of Reconciling Items and Discrete Tax Items(1) (0.01) 0.01 (0.04) (0.05) Adjusted EPS - Fully Diluted from Continuing Operations $ 0.30 $ 0.30 0.0% $ 0.54 $ 0.54 0.0% IV Section V Section VI Section VII Section VIII Section Section IX Section X Section (1) The difference between our effective tax rate and our structural tax rate (or adjusted effective tax rate) for the three and six months ended June 30, 2017 and 2018, respectively, is primarily due to (i) the XI reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for Section income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 21.3% for the three and six months ended June 30, 2017 and 21.8% for the three and six months ended June 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment. www.ironmountain.com Selected metric definitions are available in the Appendix 15

Reconciliation of Net Income to FFO & AFFO Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change I Net Income $81,122 $93,543 15.3% $139,629 $138,695 (0.7%) Add / (Deduct): Section Real Estate Depreciation 65,913 73,411 128,869 146,390 (Gain) Loss on Sale of Real Estate, Net of Tax (1,563) - (1,563) - II FFO (Nareit) $145,472 $166,954 14.8% $266,935 $285,085 6.8% Section Add / (Deduct): (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (216) (546) (675) (1,676) (1) Foreign Currency Transaction (Gains) Losses 20,199 (18,625) 16,035 3,161 III Other (Income) Expense, Net (39,565) (431) (41,765) (2,066) Section Tax Impact of Reconciling Items and Discrete Tax Items(2) (3,288) 2,157 (11,494) (15,181) Loss (Income) from Discontinued Operations, Net of Tax 2,026 360 2,363 822 Significant Acquisition Costs 19,977 10,421 40,548 29,429 IV Section FFO (Normalized) $144,605 $160,290 10.8% $271,947 $299,574 10.2% Add / (Deduct): Non-Real Estate Depreciation 36,402 38,089 73,038 78,542 V (3) Amortization Expense 25,784 40,925 50,899 84,484 Section Amortization of Deferred Financing Costs 3,969 4,027 7,875 7,580 Revenue Reduction Associated w ith Amortization of Permanent Withdraw al Fees and Above - and Below -Market Leases 2,748 4,261 5,906 7,925 VI Non-Cash Rent Expense (Income) 3,908 1,178 5,888 (80) Section Stock-based Compensation Expense 8,543 8,689 15,092 16,073 Reconciliation to Normalized Cash Taxes(4) 15,199 9,346 2,203 17,252 Less: Non-Real Estate Investment(5) 5,672 12,838 11,746 20,489 VII Section Real Estate, Data Center and Non-Real Estate Maintenance CapEx(6) 18,404 24,195 33,083 39,587 AFFO $217,082 $229,772 5.8% $388,019 $451,274 16.3% VIII Per Share Amounts (Fully Diluted Shares) Section FFO (Nareit) $0.55 $0.58 5.5% $1.01 $1.00 (1.0%) FFO (Normalized) $0.55 $0.56 1.8% $1.03 $1.05 1.9% IX Weighted Average Common Shares Outstanding - Basic 264,217 285,984 8.2% 264,036 285,622 8.2% Section Weighted Average Common Shares Outstanding - Diluted 264,930 286,569 8.2% 264,870 286,282 8.1% (1) Includes realized and unrealized FX (gains) losses. (2) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO. (3) Includes CRV, intake costs, PUMVs, data center intangibles, and other intangibles. Excludes amortization of capitalized commissions of $0.0mm and $3.8mm in Q2 2017 and Q2 2018, respectively, and $0.0mm X and $7.4mm of capitalized commissions in YTD 2017 and YTD 2018, respectively. Section (4) Our structural tax rate for purposes of calculation of FFO (Normalized) was 21.3% for the three and six months ended June 30, 2017 and 21.8% for the three and six months ended June 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three months and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustment to not sum to the YTD adjustment. (5) Non-Real Estate Investment excludes Significant Acquisition integration CapEx of $7.6mm and $3.8mm in Q2 2017 and Q2 2018, respectively, and $11.5mm and $5.8mm of Significant Acquisition integration XI Capex in YTD 2017 and YTD 2018, respectively. Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.1mm and $2.0mm in Q2 2017 and Q2 2018, respectively, Section and $0.1mm and $3.3mm of Non-Real Estate Investment associated with the Global Data Center Business segment in YTD 2017 and YTD 2018, respectively. (6) Maintenance CapEx excludes Significant Acquisition integration maintenance expense of $0.8mm and $0.2mm in Q2 2017 and Q2 2018, respectively, and $1.4mm $0.2mm of Significant Acquisition integration CapEx in YTD 2017 and YTD 2018, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 16

Reconciliation of Cash Flow from Operations to AFFO Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change I Cash Flow from from Operating Activities-Continuing Operations 199,865 302,238 51.2% 322,040 393,806 22.3% Section Adjust for: Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax (1,138) 872 n/a (1,958) (16,079) n/a Reconciliation to Normalized Cash Taxes(1) 15,199 9,346 (38.5%) 2,203 17,252 n/a II Significant Acquisition Costs 19,977 10,421 (47.8%) 40,548 29,429 (27.4%) Section Working Capital Adjustments(2) 8,128 (57,432) n/a 74,497 93,806 25.9% Non-Real Estate Investment CapEx(3) (5,672) (12,838) n/a (11,746) (20,489) 74.4% Real Estate, Data Center and Non-Real Estate Maintenance CapEx(4) (18,404) (24,195) 31.5% (33,083) (39,587) 19.7% III Amortization of Capitalized Commissions - (3,794) n/a - (7,381) n/a Section Other and FX(5) (872) 5,154 n/a (4,482) 517 n/a AFFO $217,082 $229,772 5.8% $388,019 $451,274 16.3% IV Section V Section VI Section VII Section VIII Section Section IX Section (1) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO. X (2) Working capital adjustments in Q2 2018 are driven primarily by changes in accruals for interest payable, accounts payable, and tax receivables, offset by acquisition related adjustments and accounts receivable Section changes. (3) Non-Real Estate Investment excludes Significant Acquisition integration CapEx of $7.6mm and $3.8mm in Q2 2017 and Q2 2018, respectively, and $11.5mm and $5.8mm of Significant Acquisition integration CapEx in YTD 2017 and YTD 2018, respectively. Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.1mm and $2.0mm in Q2 2017 and Q2 2018, respectively, and $0.1mm and $3.3mm of Non-Real Estate Investment associated with the Global Data Center Business segment in YTD 2017 and YTD 2018, respectively. XI (4) Maintenance CapEx excludes Significant Acquisition integration maintenance expense of $0.8mm and $0.2mm in Q2 2017 and Q2 2018, respectively, and $1.4mm and $0.2mm of Significant Acquisition Section integration Capex in YTD 2017 and YTD 2018, respectively. (5) Adjusts for Large Volume Accounts (“LVA”) amortization, Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases, and foreign currency adjustments. www.ironmountain.com Selected metric definitions are available in the Appendix 17

Quarterly Revenue Growth Bridge ($mm) 12% Reported R$ I Section 11% C$ II Section III $56 Section $3 IV Section $47 $8 $3 V Section VI Section $1,061 VII Section $950 $958 VIII Section Section IX Section X Section Q2 2017 Revenue FX Impact at Q2 Q2 2017 Revenue at Russia/Ukraine Impact of Data Revenue Recognition Growth Excluding Q2 2018 Revenue - Reported $ 2018 FX Rates Q2 2018 FX Rates Divestiture Impact Center M&A Fx Benefit - Reported $ XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 18

Quarterly Adjusted EBITDA Bridge ($mm) Second Quarter I 16% Reported R$ Section 15% C$ II Section $14 III Section $8 IV Section $26 $4 $0 V Section VI Section $369 VII $322 Section $318 VIII Section Section IX Section X Section Q2 2017 EBITDA FX Impact at Q2 Q2 2017 EBITDA at Russia/Ukraine Impact of Data Revenue Recognition Growth Excluding Q2 2018 EBITDA - Reported $ 2018 FX Rates Q2 2018 FX Rates Divestiture Impact Center M&A Fx Benefit - Reported $ XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 19

Storage and Service Reconciliation(1) Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change I Total Storage Revenue $590,239 $655,439 11.0% $1,162,518 $1,306,588 12.4% Section Add: Permanent Withdraw al Fees 6,016 5,830 (3.1%) 11,294 12,016 6.4% Adjusted Storage Revenue $596,255 $661,269 10.9% $1,173,812 $1,318,604 12.3% II Total Service Revenue $359,567 $405,384 12.7% $726,164 $796,693 9.7% Section Less: Permanent Withdraw al Fees (6,016) (5,830) (3.1%) (11,294) (12,016) 6.4% Adjusted Service Revenue $353,551 $399,554 13.0% $714,870 $784,677 9.8% III Section Storage Cost of Sales (COS) Storage COS Excluding Rent 70,438 90,541 28.5% 145,504 181,159 24.5% Storage Rent 72,488 76,064 4.9% 145,295 153,543 5.7% IV Total Storage COS 142,926 166,605 16.6% 290,799 334,702 15.1% Section Service Cost of Sales (COS) Service COS Excluding Rent 263,016 279,383 6.2% 530,637 556,344 4.8% V Service Rent 3,269 3,649 11.6% 6,595 7,016 6.4% Section Total Service COS 266,285 283,032 6.3% 537,232 563,360 4.9% Significant Acquisition Costs Included in Cost of Sales 5,073 1,827 (64.0%) 12,960 2,123 (83.6%) VI Total COS $414,284 $451,464 9.0% $840,991 $900,185 7.0% Section SG&A Costs VII Storage Overhead 33,696 36,844 9.3% 67,040 77,800 16.1% Section Service Overhead 22,610 24,903 10.1% 45,973 51,588 12.2% Corporate Overhead 104,521 116,448 11.4% 211,990 230,952 8.9% Significant Acquisition Costs Included in SG&A 14,904 8,594 (42.3%) 27,588 27,306 (1.0%) VIII Sales and Marketing 61,714 63,537 3.0% 125,020 132,410 5.9% Section Total SG&A $237,445 $250,326 5.4% $477,611 $520,056 8.9% Adjusted EBITDA IX Total Storage Adjusted EBITDA 419,633 457,820 9.1% 815,973 906,102 11.0% Section Total Service Adjusted EBITDA 64,656 91,619 41.7% 131,665 169,729 28.9% Less: Corporate Overhead and Sales and Marketing (166,235) (179,985) 8.3% (337,010) (363,362) 7.8% Total Adjusted EBITDA $318,054 $369,454 16.2% $610,628 $712,469 16.7% X Section XI (1) Our Storage and Service Revenues and Adjusted Storage and Service EBITDA margins for Q2 2018 reflect a net reclassification of $6.1mm. Our Storage Service Revenues and Adjusted Storage and Service Section EBITDA margins for YTD 2018 reflect a net reclassification of $12.4mm, of Storage Rental Revenues and Storage Adjusted EBITDA into Service Revenues and Service Adjusted EBITDA, as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q2 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated. www.ironmountain.com Selected metric definitions are available in the Appendix 20

Storage Net Operating Income (NOI)(1) Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Revenue from Storage Rental Activities I Section Records Management $462,873 $477,182 3.1% $913,345 $956,750 4.8% Data Protection 88,252 89,221 1.1% 175,711 179,924 2.4% II Data Center 9,931 51,942 n/a 15,789 97,433 n/a Section Other(2) 29,183 37,094 27.1% 57,673 72,481 25.7% Total Storage Rental $590,239 $655,439 11.0% $1,162,518 $1,306,588 12.4% III Terminations/Permanent Withdraw al Fees 6,016 5,830 (3.1)% 11,294 12,016 6.4% Section Total Revenue from Adjusted Storage Rental Activities $596,255 $661,269 10.9% $1,173,812 $1,318,604 12.3% Less: Storage Rental Expenses IV (3) Facility Costs 132,837 152,285 14.6% 269,013 304,633 13.2% Section Storage Rental Labor 2,917 5,912 n/a 6,771 11,715 73.0% Other Storage Rental Expenses 7,172 8,408 17.2% 15,015 18,354 22.2% V Storage Cost of Sales 142,926 166,605 16.6% 290,799 334,702 15.1% Section Allocated Overhead(4) 33,696 36,844 9.3% 67,040 77,800 16.1% Total Storage Rental Expenses 176,622 203,449 15.2% 357,839 412,502 15.3% VI Total Storage Adjusted EBITDA $419,633 $457,820 9.1% $815,973 $906,102 11.0% Section Total Storage Adjusted EBITDA Margin 70.4% 69.2% -110 bps 69.5% 68.7% -80 bps Storage Rent 72,488 76,064 4.9% 145,295 153,543 5.7% VII Storage Rental Expenses (excluding Storage Rent) $104,134 $127,385 22.3% $212,544 $258,959 21.8% Section Storage Net Operating Income $492,121 $533,884 8.5% $961,268 $1,059,645 10.2% VIII Storage Net Operating Income Margin 82.5% 80.7% -180 bps 81.9% 80.4% -150 bps Section Storage Gross Profit $447,313 $488,834 9.3% $871,719 $971,886 11.5% Storage Gross Margin 75.8% 74.6% -120 bps 75.0% 74.4% -60 bps IX Section X Section (1) Our Storage and Service Revenues and Adjusted Storage and Service EBITDA margins for Q2 2018 reflect a net reclassification of $6.1mm. Our Storage Service Revenues and Adjusted Storage and Service EBITDA margins for YTD 2018 reflect a net reclassification of $12.4mm, of Storage Rental Revenues and Storage Adjusted EBITDA into Service Revenues and Service Adjusted EBITDA, as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q2 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated. XI (2) Includes Fine Art Storage, Consumer Storage, Technology Escrow Services, Digital Storage, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary Section storage revenues. (3) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs. (4) Refer to page 20 and Appendix for overhead allocations and definitions. www.ironmountain.com Selected metric definitions are available in the Appendix 21

Service Business Detail(1) Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Service Operations Revenue by Product Line I Records Management $163,395 $183,270 12.2% $331,575 $362,925 9.5% Section Data Protection 40,665 40,499 (0.4)% 82,058 82,387 0.4% Shredding 93,526 106,613 14.0% 188,159 207,393 10.2% Data Center 430 2,950 n/a 796 4,058 n/a II Section Other(2) 61,551 72,052 17.1% 123,576 139,930 13.2% Total Service Revenue $359,567 $405,384 12.7% $726,164 $796,693 9.7% Less: Terminations/Permanent Withdraw al Fees 6,016 5,830 (3.1)% 11,294 12,016 6.4% III Section Adjusted Service Revenue $353,551 $399,554 13.0% $714,870 $784,677 9.8% Less: Service Expenses (3) Facility Costs 8,224 10,165 23.6% 16,302 19,929 22.2% IV Service Labor 193,810 199,753 3.1% 390,116 404,290 3.6% Section Other Service Expenses 64,251 73,114 13.8% 130,814 139,141 6.4% Service Cost of Sales 266,285 283,032 6.3% 537,232 563,360 4.9% V (4) Allocated Overhead 22,610 24,903 10.1% 45,973 51,588 12.2% Section Total Service Expenses 288,895 307,935 6.6% 583,205 614,948 5.4% Total Service Adjusted EBITDA $64,656 $91,619 41.7% $131,665 $169,729 28.9% VI 18.3% 22.9% 460 bps 18.4% 21.6% 320 bps Total Service Adjusted EBITDA Margin Section Service Rent 3,269 3,649 11.6% 6,595 7,016 6.4% Total Service Adjusted EBITDAR $67,925 $95,268 40.3% $138,260 $176,745 27.8% VII Total Service Adjusted EBITDAR Margin 19.2% 23.8% 460 bps 19.3% 22.5% 320 bps Section Total Service Gross Profit $93,282 $122,352 31.2% $188,932 $233,333 23.5% Total Service Gross Margin 25.9% 30.2% 430 bps 26.0% 29.3% 330 bps VIII Section Section IX Section X Section (1) Our storage and service revenues and Adjusted Storage and Service EBITDA margins for Q2 2018 and YTD 2018 reflect a net reclassification of $6.1mm and $12.4mm, respectively, of storage rental revenues and Storage Adjusted EBITDA into service revenues and Service Adjusted EBITDA, as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q2 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated. XI (2) Includes Fine Art Storage, Consumer Storage, Technology Escrow Services, Consulting, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary Section services. (3) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services. (4) Refer to page 20 and Appendix for overhead allocations and definitions. www.ironmountain.com Selected metric definitions are available in the Appendix 22

Gross Book Value of Real Estate Assets As of 6/30/2018 Real Estate Assets I Section Storage Operations Land $394,305 Buildings & Building Improvements 2,804,598 II Leasehold Improvements 623,899 Section Racking 1,783,117 Construction In Progress 107,647 Total Storage Gross Book Value $5,713,567 III Section Service Operations Land $13,062 Buildings & Building Improvements 72,177 IV Leasehold Improvements 105,981 Section Racking 185,927 Construction In Progress 2,384 Total Service Gross Book Value $379,531 V Section Total Real Estate Gross Book Value $6,093,098 Non-Real Estate Assets VI All Other Non-Real Estate Assets Gross Book Value (1) 1,290,457 Section Total PP&E Gross Book Value $7,383,554 VII Section VIII Section Section IX Section X Section XI Section (1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software. www.ironmountain.com Selected metric definitions are available in the Appendix 23

Lease Obligations(1) Facility Lease Expirations I (% of total square feet subject to lease) Section 6/30/2018 Assuming Exercise of All Extension Options II Section III Section IV Section V Section 55.1% VI Section VII Section 5.7% 5.5% 4.7% 4.7% 4.1% 3.8% 3.7% 3.7% 3.0% 3.2% 2.7% VIII Section Section 2018(2) 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter IX Section Weighted Average Remaining Lease Obligations (assuming exercise of all extension options): 11.4 years X Section XI Section (1) Includes capital and operating lease obligations. (2) Reflects month to month leases and predominantly short term occupancies. www.ironmountain.com Selected metric definitions are available in the Appendix 24

Global Real Estate Portfolio(1) As of 3/31/2018 (000s, except for number of buildings) Ow ned Facilities Leased Facilities Total I Top Ten Markets Owned, United States Sq. Feet Owned Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Northern New Jersey 2,851 Section North America 207 23,426 543 33,673 750 57,099 Boston 1,428 Europe(2) 60 3,573 273 11,899 333 15,471 Chicago 1,282 Latin America 36 2,046 94 4,852 130 6,898 II Dallas 1,075 Asia 8 472 210 8,621 218 9,093 Section International 104 6,091 577 25,371 681 31,462 Los Angeles 1,040 x (3) Houston 917 Total 311 29,517 1,120 59,045 1,431 88,562 Q2 2018 Additions & Expansions III Phoenix 910 Section Philadelphia 858 Ow ned Facilities Leased Facilities (4) Total New York 825 Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Baltimore / Washington 777 North America - - 8 74 8 74 IV Section Europe(2) 2 315 7 446 9 761 Top Ten Markets Owned, International Sq. Feet Owned Latin America - - - - - - Asia - - 4 42 4 42 London, UK 1,102 V International x 2 315 11 487 13 802 Paris, France 807 Section Total 2 315 19 561 21 876 Montreal, Canada 552 Q2 2018 Dispositions & Move Outs Buenos Aires, Argentina 470 VI Mexico City, Mexico 452 Ow ned Facilities Leased Facilities Total Section Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Toronto, Canada 434 Lima District, Peru 434 North America - - 14 303 14 303 (2) Europe - - 2 21 2 21 VII Cambridge, UK 400 Section Latin America - - 1 48 1 48 Edinburgh, UK 289 Asia - - 3 11 3 11 Singapore, Singapore 274 International x - - 6 80 6 80 Total - - 20 384 20 384 VIII Section Section As of 6/30/2018 Ow ned Facilities Leased Facilities Total IX Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Section North America 207 23,426 537 33,444 744 56,870 Europe(2) 62 3,888 278 12,323 340 16,211 X Latin America 36 2,046 93 4,804 129 6,850 Section Asia 8 472 211 8,651 219 9,123 International x 106 6,406 582 25,778 688 32,184 (5) (1) Includes real estate held in consolidated joint ventures. Total 313 29,832 1,119 59,222 1,432 89,054 XI (2) Includes South Africa and United Arab Emirates. Total % 21.9% 33.5% 78.1% 66.5% Section (3) Reflects adjustments to previous periods due to refinements to real estate basis. (4) Out of the 19 leased building additions and expansions, 12 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships. (5) Includes 8 owned data center facilities and 5 leased data center facilities with 2.3mm Sq.Ft. and 0.6mm Sq. Ft., respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 25

Revenue from Rental Activities and Storage NOI per Racked Square Foot Square Footage by Region As of June 30, 2018 I North Latin Section America Europe (1) America Asia Total Records Management Racked Space 39,894 11,219 5,330 5,556 61,998 II Data Protection Racked Space 713 148 60 64 985 Section Data Center Leasable Space 768 104 - 10 881 (2) Other 15,496 4,740 1,460 3,494 25,190 III Section Total 56,870 16,211 6,850 9,123 89,054 IV Section Annualized Revenue from Rental Activities and V Section Storage NOI per Racked Square Foot(3) Q2 2018 Annualized VI Section Revenue NOI North America Records Management $ per Sq Ft VII $29.91 $24.71 Section Data Protection $ per Sq Ft $359.66 $330.44 Europe(1) $38.36 $32.57 VIII Latin America $33.72 $29.75 Section Asia $39.39 $34.47 Total $36.34 $30.89 IX Section X Section XI Section (1) Includes South Africa and United Arab Emirates. (2) Includes loading docks, unracked records management space, office space, common areas, as well as space in service-related facilities. (3) Excludes Revenue and NOI associated with Technology Escrow Services, Fulfillment Services, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary storage revenue. www.ironmountain.com Selected metric definitions are available in the Appendix 26

Portfolio Utilization Records Management Storage Portfolio (CuFt MM) Data Protection Storage Portfolio (DPUs MM) As of 6/30/2018 As of 6/30/2018(2) I Section YoY Growth in Units Stored(1) +2.9% II +3.5% 693 Section 700 674 100 87 90 600 80 -3.0% -0.9% III 67 65 500 Section 60 424 420 +4.8% 40 +26.3% IV 135 +8.9% +169.9% 129 +4.3% Section 20 -0.1% 100 65 68 56 71 13 14 6 6 6 2 0 0 V North America Europe (4) Latin America Asia Total IRM North America Europe(4) Latin America Asia Total IRM Section Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 VI Section Utilization and Capacity(3) (%) 900 140 VII 817 130 Section 800 762 120 111 700 100 VIII 600 87 Section 79 496 80 70% 500 465 85% 81% 91% IX 150 162 74% 27 Section 85% 82% 18 90% 75 79 71 80 20 100 90% 84% 52% 7 8 8 8 90% 86% 99% 89% 78% 76% X 0 0 81% 74% 80% North America Europe (4) Latin America Asia Total IRM North America Europe (4) Latin America Asia Total IRM Section Q2 2018 Total Installed Racking Cap. Q2 2018 Total Potential Building Cap. (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on pages 8 XI and 9. Dispositions reflects business volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. Section (2) DPUs does not include data for Recall outside of Australia, because Recall’s unit of measurement for tapes is not consistent with Iron Mountain’s methodology. (3) We operate our storage RM business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. (4) Includes South Africa and United Arab Emirates. www.ironmountain.com Selected metric definitions are available in the Appendix 27

Customer Data North America Q2 2018 Trailing Twelve Months Records Management Revenue by Vertical Our top 20 records management customers have historically Energy I Business Services Section represented approximately 6% of consolidated revenues. Life Sciences Customer retention is consistently high with annual losses Insurance 3% 3% limited to approximately 2% (on a volume basis), attributable to II 7% 2% customer terminations. Section Financial III 13% (1) Section 47% Other IV Section 8% Legal 2% V Section Federal 16% VI Healthcare Section VII Section VIII Section Section YTD 2018 Full Year 2017 Full Year 2016 Full Year 2015 Customer Quality Metrics Volume Retention Rate (RM Global) 93.7% 94.0% 92.6% 93.3% IX Section Bad Debt Expense as a % of Consolidated Revenues 0.6% 0.4% 0.2% 0.5% X Turnover Expenditures (Storage Only) Q2 2018 YTD 2018 Section Sales, Marketing & Account Management 39,257 82,255 (2) Customer Acquisition Costs 19,187 37,233 XI Section (1) No single vertical within ‘Other’ comprises greater than 1% of North America Revenue. (2) Customer acquisition costs include the acquisition of customer relationships and customer inducements. www.ironmountain.com Selected metric definitions are available in the Appendix 28

Data Center Customer and Portfolio Metrics(1) ($ in 000) Annualized Revenue and Lease Expirations Customer Lease Expiration, As of June 30, 2018 Q2 2018 Annualized I Number of Annualized Percentage of Revenue NOI Leasable MW Leasable Sq Ft Section Total MW Percentage of Year Leases TCV Rent TCV Annualized Expiring Total MW Data Center $219,578 $135,648 100.2 881 Expiring Expiring Rent $ per Leasable Sq Ft $249 $154 II 2018 374 13.2 14.0% $43,216 18.9% $2,191 $1,354 $ per Leasable MW Section 2019 397 14.1 15.0% 44,342 19.4% 2020 308 12.8 13.6% 37,245 16.3% 2021 187 15.4 16.3% 37,677 16.5% III 2022 49 2.6 2.8% 8,072 3.5% Section 2023 45 8.4 8.9% 14,710 6.4% 2024 3 3.3 3.5% 8,660 3.8% Thereafter 18 24.4 25.9% 35,061 15.3% IV Total 1,381 94.3 100.0% $228,984 100.0% Section WALE: 3.44 years Capacity and Investment Activity V Section Capacity in MW Leased % by Total Potential Geographic Region Leasable MW MW MW VI Boyers and Other(2) 85.5% 13.8 24.2 Section Denver 66.3% 10.6 16.2 New Jersey 74.9% 15.1 30.1 Northern Virginia 100.0% 3.0 60.0 Phoenix 100.0% 45.4 107.4 VII Section Amsterdam 100.0% 8.1 11.8 London 100.0% 3.2 8.8 Singapore 100.0% 1.0 5.5 Total 90.7% 100.2 264.0 VIII Section Section Investment Activity I T MW Under Investment in Total Expected Stabalized NOI Expected Expected Geographic Region n% Pre-Leased o Construction Q2 2018 Investment Yield Completion Stabilization IX v t Section Boyers and Other 2.3 0.0% $0 $21,900 Q2 2019 Q4 2021 Denver 1.0 0.0% W $0 $9,100 Q4 2018 Q1 2020 New Jersey 3.0 50.0% $1,500 $30,983 Q4 2018 Q4 2020 Northern Virginia 7.5 0.0% $23,800 $52,800 Q1 2019 Q2 2020 X Section Phoenix 4.0 75.0% $16,600 $20,600 Q2 2019 Q2 2020 Amsterdam 1.9 32.1% $0 $27,676 Q1 2019 Q2 2020 London 1.9 0.0% $600 $11,947 Q3 2019 Q2 2020 Singapore 1.5 0.0% $600 $13,487 Q1 2019 Q4 2019 XI Section Total 23.0 22.2% $43,100 $188,493 14% - 16% (1) Lease count and MW figures are in whole units. (2) Includes approximately 1 MW of internal capacity. www.ironmountain.com Selected metric definitions are available in the Appendix 29

Debt Schedule Total Borrowings Maturity Schedule ($MM) I Section II $1,805 Section III Section $1,007 $946(3) $1,000 $886 $825 IV Section $547 (1) (2) $314 $259 V Section $54 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter VI Section (4) VII Fixed vs. Floating Rate Debt at 6/30/18 Section VIII Section Section 26% IX Fixed Rate Debt Section Floating Rate Debt X Section 74% XI (1) Includes Accounts Receivable securitization. Section (2) Includes AUD Term Loan B of $251mm. (3) Includes $50mm of mortgage notes payable in 2026. (4) Adjusted to include capital leases yields a ratio of 75% fixed and 25% floating. www.ironmountain.com Selected metric definitions are available in the Appendix 30

Capitalization Senior Subordinated and Senior Unsecured Notes (as of 6/30/2018) Senior Senior Senior Senior Senior Senior Senior Senior Senior Type of Note Subordinated Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured I Issuance Date 8/7/12 8/13/13 5/27/16 5/27/16 9/15/16 5/18/17 9/18/17 11/13/17 12/27/17 Section Denomination USD USD USD USD CAD EUR USD GBP USD Original Principal Amount (FX Rate on Issue Date) $1,000,000 $600,000 $500,000 $250,000 $189,537 $336,894 $1,000,000 $535,904 $825,000 Exchange Rate at 6/30/2018 1.0000 1.0000 1.0000 1.0000 0.7613 1.1684 1.0000 1.3207 1.0000 II Principal Amount at 6/30/2018 $1,000,000 $600,000 $500,000 $250,000 $190,330 $350,508 $1,000,000 $528,296 $825,000 Section Yield (on Issue Date) 5.750% 6.000% 4.375% 5.375% 5.375% 3.000% 4.875% 3.875% 5.250% Maturity Date 8/15/24 8/15/23 6/1/21 6/1/26 9/15/23 1/15/25 9/15/27 11/15/25 3/15/28 Current Call Price 102.875 N/A N/A N/A N/A N/A N/A N/A N/A III Next Call Date 8/15/18 8/15/18 6/1/19 6/1/21 9/15/19 1/15/20 9/15/22 11/15/20 3/15/22 Section Next Call Price 101.917 103.000 102.188 102.688 104.031 101.500 102.438 101.938 102.625 IV Section Senior Credit Facility Debt Covenant Analysis (as of 6/30/2018) Total Market Capitalization as of 6/30/2018 Metric Limit Current # of Shares Outstanding 286,099 V Fixed Charge Ratio ≥ 1.5x 2.3x Share Price as of 6/30/2018 $35.03 Section Net Total Lease Adjusted Leverage Ratio ≤ 6.5x 5.6x Total Equity Value $10,022,056 Net Secured Lease Adjusted Leverage Ratio ≤ 4.0x 2.5x Total Debt, Net of Cash(1) $7,989,226 Total Market Capitalization $18,011,282 VI Section Net Debt to Total Market Capitalization 44% Adj. EBITDA to Interest Expense 3.6x Total Market Capitalization to Adjusted EBITDA 12.3 VII Section Senior Credit Facility (as of 6/30/2018) Senior CreditCredit Facility Ratings Debt Covenant Analysis (as of 6/30/2018) Capacity $1,996,875 S&P Moody's VIII Outstanding $1,075,442 Corporate BB- Ba3 Section Letters of Credit $54,638 Senior Credit Facility BB Ba3 Remaining Capacity $866,795 Senior Unsecured BB- Ba3 Interest Rate Spread (Prime) 0.75% IX Senior Subordinated B B2 Section Interest Rate Spread (LIBOR) 1.75% Weighted Average Interest Rate 3.49% Total Debt Weighted Average Rates (as of 6/30/2018) Maturity Date 6/4/23 X Weighted Average Interest 4.8% Section Weighted Average Maturity 6.6 Years XI Section (1) Total debt net of cash is calculated as current portion of long-term debt of $124mm plus long-term debt net of current portion of $7,962mm plus $92mm of deferred financing costs less cash and cash equivalents of $188mm. www.ironmountain.com Selected metric definitions are available in the Appendix 31

Capital Expenditures and Investments Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Capital Expenditures (1) I Real Estate: Section Investment(2) $48,041 $52,286 8.8% $72,172 $73,493 1.8% Maintenance 14,017 14,616 4.3% 22,071 23,615 7.0% $62,059 $66,901 7.8% $94,243 $97,108 3.0% II Non-Real Estate: Section Investment $12,941 $14,558 12.5% $22,834 $22,868 0.1% Maintenance 5,085 4,474 (12.0)% 12,328 10,435 (15.4)% $18,026 $19,032 5.6% $35,162 $33,303 (5.3)% III Section Data Center: Investment(3) $23,478 $42,044 79.1% $43,460 $56,815 30.7% Maintenance 82 5,317 n/a 84 5,743 n/a IV Data Center Investment and Maintenance:(3) $23,560 $47,362 n/a $43,544 $62,558 43.7% Section Innovation and Growth Investment: $3,960 $2,394 (39.5%) $8,342 $4,587 (45.0)% V Total Real Estate, Non-Real Estate and Data Center Capital Expenditures Section and Innovation and Growth Investments $107,604 $135,689 26.1% $181,291 $197,556 9.0% Net Change in Prepaid and Accrued Capital Expenditures and Capital Leases (15,599) (13,693) (12.2%) (16,084) 20,045 n/a VI Section Total Cash Paid for Real Estate, Non-Real Estate and Data Center Capital Expenditures and Innovation and Growth Investments $92,005 $121,996 32.6% $165,207 $217,601 31.7% VII Section VIII Section Section IX Section X Section (1) Includes Significant Acquisition integration CapEx of $11.3mm and $5.3mm in Q2 2017 and Q2 2018, respectively, and $17.6mm and $7.2mm of Significant Acquisition integration CapEx in YTD 2017 and XI YTD 2018, respectively. Section (2) Includes land, buildings, improvements, and racking structures. (3) Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.3mm and $2.0mm in Q2 2017 and Q2 2018, respectively, and $0.5mm and $3.3mm of Non-Real Estate Investment associated with data center business in YTD 2017 and YTD 2018, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 32

Business and Customer Acquisitions Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Business Acquisitions I Business Acquisitions Excluding Data Centers $42,705 $4,467 (89.5)% $59,768 12,228 (79.5)% Section Change in Business Acquisition Accruals and Cash Acquired (16,669) (1,572) (90.6)% (21,545) 3,116 n/a Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Data Centers 26,036 2,895 (88.9)% 38,223 15,344 (59.9)% Total Data Center Acquisitions - 235,000 n/a - 1,651,525 n/a II Section Total Cash Paid for Acquisitions, Net of Cash Acquired $26,036 $237,895 n/a $38,223 $1,666,869 n/a III Section Q2 2017 Q2 2018 % Change YTD 2017 YTD 2018 % Change Customer Acquisitions IV Acquisition of Customer Relationships $4,951 13,172 n/a $22,722 $24,293 6.9% Section Customer Inducements 3,202 3,911 22.1% 7,473 4,041 (45.9)% Contract Fulfillment Costs - 4,495 n/a - 9,809 n/a Total Acquisition of Customer Relationships, Customer Inducements, V and Contract Fulfillment Costs $8,153 $21,578 n/a $30,195 $38,143 26.3% Section Change in Customer Acquisition Accruals (1,046) (2,391) n/a (1,685) (910) (46.0)% Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, VI Customerand Contract Inducements Fulfillment Costs $7,107 $19,187 n/a $28,510 $37,233 30.6% Section VII Section VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 33

Real Estate Investments(1) Total Expected Investment in Cumulative Estimated Historical Average Average Stabilization Region Investment Q2 2018 Investment to Date CuFt / DPUs NOI/CuFt or DPU(4) Period I Racking Installations(2) Section North America $17,722 $5,744 $13,004 4,577 $2.53 Europe(3) 58,169 4,404 42,797 14,626 $2.46 Latin America 11,266 1,045 9,671 2,622 $2.28 II Asia 36,887 5,160 29,369 11,247 $2.47 Section Worldwide $124,045 $16,353 $94,842 33,072 $2.49 8 - 12 months Total Expected Investment in Cumulative Total Potential Historical Average Average Stabilization III Region Total Sq Ft (4) Investment Q2 2018 Investment to Date CuFt / DPUs NOI/CuFt or DPU Period Section Building Development Projects(5) North America(6) $13,584 $2,698 $10,137 - 216 $2.53 Europe(3) 3,360 - 3,114 368 22 $2.46 IV Section Latin America 23,334 283 13,626 5,200 222 $2.28 Asia - - - - - $2.47 Worldwide $40,278 $2,981 $26,876 5,568 460 $2.49 24 - 36 months V Section VI Section Investment Reconciliation Q2 2018 Investments Racking Installations $16,353 VII Consolidation Related to Racking Installations 5,246 Section Building Development Projects 2,981 Total C$ Real Estate Investments 24,580 Other Real Estate Investment 29,787 VIII Section Section Total FX Impact (2,081) Real Estate Investment $52,286 IX Section X Section (1) Based on 2018 C$ Budgeted FX Rates. (2) Racking Installations exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $44.3mm, $5.2mm and $29.0mm, respectively. XI (3) Includes South Africa and United Arab Emirates. Section (4) In USD R$ calculated using a twelve month trailing historical average. (5) Data center development detail can be found on page 29. (6) North America excludes racking investments for development projects that were initiated after 1/1/2018. Racking investments associated with these projects are included in the table above. www.ironmountain.com Selected metric definitions are available in the Appendix 34

Acquisitions and Disposals(1) Purchase Expected Region Total Sq Ft I Price IRRs Section 2018 Building Acquisitions North America - - - II Europe(2) 19,393 279 17% Section Latin America - - - Asia - - - III Worldwide 19,393 279 17% Section IV Section V Section 2018 Data Centers, Business and Customer Acquisition and Disposition Activity VI Section Business Business Investments Dispositions VII Purchase Price $1,713,046 - Section Capital Consideration $56,125 - Stabilized Total Expected Investment $1,769,171 - Estimated Annual Revenues $181,000 - VIII Expected IRR Range 11% - 14% - Section IX Section X Section XI Section (1) Based on 2018 C$ Budgeted FX Rates. (2) Includes South Africa and United Arab Emirates. www.ironmountain.com Selected metric definitions are available in the Appendix 35

Components of Value Q2 2018 Annualized Components NOI I Section North America Records Management $985,706 Data Protection 235,669 II Other 62,078 Section Europe (1) 375,099 Latin America 158,497 III Asia 188,624 Section Proforma Global Data Center (2) 134,883 Total Portfolio Storage NOI 2,140,557 IV Section V Q2 2018 Service Section Adjusted EBITDAR Service Adjusted EBITDAR(3) $381,072 VI Balance at Section 6/30/2018 VII (4) Cash, Cash Equivalents & Other Tangible Assets $1,244,334 Section Quarterly Building & Racking Investment, not reflected in NOI $40,162 Data Center Investment, not reflected in NOI $43,100 Customer Acquisition Consideration 13,172 VIII Section Section Less: Debt, Gross Book Value(5) $8,085,579 Non-Controlling Interests $1,507 IX Section Annualized Rental Expense $318,852 Estimated Tax Liability $105,005 X Section (1) Includes South Africa and United Arab Emirates. XI (2) Proforma includes full quarterization of EvoSwitch data center. Section (3) Q2 2018 annualized. (4) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets and Prepaid Expenses. (5) Calculated as current portion of Long-Term Debt of $124mm plus Long-Term Debt Net of Current Portion of $7,962mm. www.ironmountain.com Selected metric definitions are available in the Appendix 36

Appendix 2017 Quarterly Results Based on New Reporting Segments I Q1 2017 Q2 2017 Q3 2017 Q4 2017 Full Year 2017 Section By Reporting Segment NA Records and Information Management Business II Section Storage Rental $298,183 $305,168 $308,822 $309,322 $1,221,495 Service 209,414 204,429 204,745 210,263 828,851 Total Revenues $507,597 $509,597 $513,567 $519,585 $2,050,346 III Adjusted EBITDA & Margin 209,530 41.3% 220,768 43.3% 224,882 43.8% 228,978 44.1% 884,158 43.1% Section NA Data Management Business Storage Rental $68,824 $68,735 $70,075 $68,782 $276,416 Service 32,010 30,942 31,155 31,117 125,224 IV Total Revenues $100,834 $99,677 $101,230 $99,899 $401,640 Section Adjusted EBITDA & Margin 55,270 54.8% 55,448 55.6% 56,433 55.7% 56,173 56.2% 223,324 55.6% Western European Business Storage Rental $71,567 $74,535 $78,012 $79,091 $303,205 V Section Service 48,505 47,331 50,070 52,631 198,537 Total Revenues $120,072 $121,866 $128,082 $131,722 $501,742 Adjusted EBITDA & Margin 34,142 28.4% 36,528 30.0% 43,464 33.9% 45,890 34.8% 160,024 31.9% VI Other International Business Section Storage Rental $117,615 $121,317 $125,903 $128,283 $493,118 Service 71,626 71,088 73,795 75,228 291,737 Total Revenues $189,241 $192,405 $199,698 $203,511 $784,855 VII Adjusted EBITDA & Margin 55,347 29.2% 56,166 29.2% 59,082 29.6% 55,835 27.4% 226,430 28.8% Section Global Data Center Business Storage Rental $5,858 $9,931 $7,761 $12,289 $35,839 Service 365 429 488 573 1,855 VIII Section Section Total Revenues $6,223 $10,360 $8,249 $12,862 $37,694 Adjusted EBITDA & Margin 1,506 24.2% 5,991 57.8% 1,077 13.1% 2,701 21.0% 11,275 29.9% Corporate and Other Business IX Storage Rental $10,232 $10,554 $10,517 $16,181 $47,484 Section Service 4,677 5,347 4,318 7,475 21,817 Total Revenues $14,909 $15,901 $14,835 $23,656 $69,301 Adjusted EBITDA (63,221) (56,847) (61,914) (63,033) (245,015) X Total Section Storage Rental $572,279 $590,240 $601,090 $613,948 $2,377,557 Service 366,597 359,566 364,571 377,287 1,468,021 Total Revenues $938,876 $949,806 $965,661 $991,235 $3,845,578 XI Section Adjusted EBITDA & Margin 292,574 31.2% 318,054 33.5% 323,024 33.5% 326,544 32.9% 1,260,196 32.8% www.ironmountain.com Selected metric definitions are available in the Appendix 37

Appendix Non-GAAP Measures and Definitions I Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be Section important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating II Section activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS III Section Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) gain on sale of real estate, net of tax; (iii) intangible impairments; (iv) other (income) IV expense, net; (v) Significant Acquisition Costs (as defined below); and (vi) the tax impact of reconciling items and discrete tax items. Adjusted EPS Section includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential V investors when comparing our results from past, present and future periods. Section Adjusted EBITDA and Adjusted EBITDA Margin VI Section Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other (income) expense, net; VII Section (iv) gain on sale of real estate, net of tax; and (v) Significant Acquisition Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our VIII Section Section current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. IX Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our Section capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by X comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Section Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing XI operations (as determined in accordance with GAAP). Section www.ironmountain.com Selected metric definitions are available in the Appendix 38

Appendix Non-GAAP Measures and Definitions (continued) Adjusted Funds From Operations, or AFFO I Section AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship value (CRV), intake costs, PUMVs, data center intangibles, other intangibles, deferred financing costs and II permanent withdrawal fees, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital Section expenditures and non-real estate investments, excluding Significant Acquisition capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as III real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is Section reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we IV consider these expenditures to be growth related. Section Funds From Operations, or FFO (Nareit), and FFO (Normalized) V Section Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets and gain on sale of real estate, net of tax (“FFO (Nareit)”). FFO (Nareit) does not give effect to real VI estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for Section well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income VII (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide Section financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and VIII equipment (excluding real estate), net; (ii) intangible impairments; (iii) other (income) expense, net; (iv) Significant Acquisition Costs; (v) the tax Section impact of reconciling items and discrete tax items; (vi) (income) loss from discontinued operations, net of tax; and (vii) loss (gain) on sale of discontinued operations, net of tax. IX Section FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. X Section Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and XI overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Section Storage NOI calculation. www.ironmountain.com Selected metric definitions are available in the Appendix 39

Appendix Non-GAAP Measures and Definitions (continued) Service Adjusted EBITDAR I Section Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the II Components of Value slide. Section Storage Adjusted EBITDA III Section Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. IV Section Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental V costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is Section commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense VI is provided in the Components of Value slide. Section VII Section VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 40

Appendix Other Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming I phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Section Building Development Projects – The construction of new facilities, or three-wall additions. II Section Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management III Section Business segment provides records and information management services, including the storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); Destruction; and IV Section Information Governance and Digital Solutions throughout the United States and Canada; as well as fulfillment services and technology escrow services in the United States. V North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and Section rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, including our Iron Cloud solutions. VI Section Western European Business – Our Western European Business segment provides records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Austria, Belgium, France, VII Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom (consisting of our operations in England, Northern Ireland and Section Scotland), as well as Information Governance and Digital Solutions in Sweden (the remainder of our business in Sweden is included in the Other International Business segment described on the following page). VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 41

Appendix Other Definitions (continued) Other International Business – Our Other International Business segment provides records and information management services throughout I the remaining European countries in which we operate, Latin America, Asia and Africa. Our European operations included in this segment Section provide records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Croatia, Cyprus, the Czech Republic, Denmark, Finland, Greece, Hungary, Norway, Poland, II Romania, Serbia, Slovakia, and Turkey; Records Management and Information Governance and Digital Solutions in Estonia, Latvia and Section Lithuania; and Records Management in Sweden. Our Latin America operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Argentina, Brazil, III Chile, Colombia, Mexico and Peru. Our Asia operations provide records and information management services, including Records Management, Section Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Australia and New Zealand, with Records Management and Data Protection & Recovery also provided in certain markets in China (including Taiwan and Macau), Hong Kong, India, IV Indonesia, Malaysia, the Philippines, Singapore, South Korea, Thailand and the United Arab Emirates. Our African operations provide Records Section Management, Data Protection & Recovery and Information Governance and Digital Solutions in South Africa. V Global Data Center Business – Our Global Data Center segment provides data center facilities to protect mission-critical assets and ensure the Section continued operation of our customers’ IT infrastructures, with secure and reliable colocation and wholesale options. As of June 30, 2018, we had data center operations in eight U.S. markets in the United States including: Phoenix, Arizona; Denver, Colorado; Kansas City, Missouri; Boston, VI Massachusetts; Edison, New Jersey; Columbus, Ohio; Boyers, Pennsylvania; and Manassas, Virginia and three international markets in Section Amsterdam, London, and Singapore. VII Corporate and Other – Our Corporate and Other Business segment primarily consists of the storage, safeguarding and electronic or physical Section delivery of physical media of all types and digital content repository systems to house, distribute, and archive key media assets, primarily for entertainment and media industry clients (“Entertainment Services”), throughout the United States, Canada, France, Hong Kong, the Netherlands VIII and the United Kingdom, as well as our fine art storage businesses and consumer storage businesses in the United States. These businesses, Section represent the primary product offerings of our Adjacent Businesses operating segment, costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. These costs are primarily related to the general management of these IX functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual Section segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under X our employee stock purchase plan. Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 42

Appendix Other Definitions (continued) Capacity Measures (Excluding Data Center) I Section Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility. II Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity. Section Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs. III Section Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity. IV Section Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line V growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the Section development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: VI Section Real Estate: Investment – Real estate assets that support core business growth primarily related to investments in land, buildings, building improvements, VII leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term Section operational obligation or create operational efficiencies (“Real Estate Investment”). Excludes data center investment. VIII Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real Section estate assets such as buildings, building improvements, leasehold improvements and racking structures (“Real Estate Maintenance”). IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 43

Appendix Other Definitions (continued) Capital Expenditures and Investments (continued) I Section Non-Real Estate: II Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer- Section inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of core products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as III increased feature functionality, security upgrades or system enhancements (“Non-Real Estate Investment”). Section Maintenance – Non-real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally- IV Section developed software assets. This category also includes capital to support initiatives such as sales and marketing and information technology projects to support infrastructure requirements (“Non-Real Estate Maintenance”). V Data Center: Section Investment – Capital expenditures that support data center business growth, primarily related to investments in new construction of data center VI facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings, as well as capital Section expenditures that are expected to support incremental improvements to our data center business, through either increasing revenue, improving operating efficiency, or extending the useful life of our real estate operating assets. VII Section Maintenance – Capital Expenditures necessary to maintain ongoing business operations at our data centers, including the re-configuration of existing assets. VIII Innovation and Growth Investment: Section Discretionary capital expenditures in significant new products and services in new, existing or adjacent business opportunities. IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 44

Appendix Other Definitions (continued) Components of Overhead I Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Section Field Operation Costs – Allocated to storage and service operations based on percent of revenue. II Section Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. III Section Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other IV G&A, Integration Costs, IT, Product Engineering and Product Management. Section Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account V Management expenses. Section Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2017 results at the 2018 constant dollar budget rates, which are set based on VI Section closing Fx rates on January 5th, 2018. Cumulative Investment to Date – Total spend to date since project approval. VII Section Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. VIII Data Center Business Definitions Section Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. IX Leasable Sq. Ft. – Represents the amount of space available for customer use, measured in square feet. Primarily includes raised floor area, Section office area and storage area. Excludes support spaces dedicated for mechanical and electrical infrastructure and common areas such as roadways in our underground locations, corridors, lobbies, and loading/unloading areas. X Section Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. XI Section www.ironmountain.com. Selected metric definitions are available in the Appendix 45

Appendix Other Definitions (continued) Data Center Business Definitions (Continued) I Section TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. II Total MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. Section WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, III excluding utility reimbursements. Section Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period IV divided by the total number of cubic feet of records in storage at the beginning of the period. Section DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services. V Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another. Section Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Africa, Latin America, Asia) and VI product (Records Management or Data Protection). Section Internal Revenue Growth – Our internal revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our VII revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our internal revenue growth rate Section includes the impact of acquisitions of customer relationships. Investment in Current Period – Spend within the quarter being reported. VIII Section Section Lease Adjusted Leverage Ratio – The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expense divided by EBITDA plus rent expense. IX Section Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by X dividing the trailing four quarters’ total activity by the ending balance of the same prior-year period. Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 46

Appendix Other Definitions (continued) Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent. I Section Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when II records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship. Section Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed III Section subsequent to January 1, 2014 is included in Building Development Projects. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings IV Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Section Centers, LLC. V Significant Acquisition Costs – Represents operating expenditures associated with (1) the May 2, 2016 acquisition of Recall Holdings Limited Section ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection VI with the Recall transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, Section facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC VII Section REIT Countries – Countries where we operate that have been converted into a qualified REIT subsidiary and taxable REIT subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States. VIII Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Section Services Adj. EBITDA + Allocated Overhead Expenses IX + Termination and Permanent Withdrawal Fees Section = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 47

Appendix Other Definitions (continued) Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: I Storage Net Operating Income Section + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees II Section = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) III Section Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses. IV Tax Rates Section Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. V Section Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., VI discontinued operations). Section Total Expected Investment – Is defined as follows: VII Section Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. VIII Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including Section the expected costs of approved racking installations, reported on a constant dollar basis. IX Total Expected Investment for Global Data Center Business segment – Represents estimated amount of capital to be invested in data center Section development currently under construction measured in USD. Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer X Section terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 48